SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 20, 2004
                Date of Report (Date of earliest event reported)


                              TRUSTMARK CORPORATION
             (Exact name of registrant as specified in its charter)


  Mississippi                        0-3683                       64-0471500
(State or other             (Commission File Number)            (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)



                             248 East Capitol Street
                                Jackson, MS 39201
          (Address, including zip code, of principal executive office)


                                 (601) 208-5111
                         (Registrant's telephone number,
                              including area code)

Item 12.  Results of Operations and Financial Condition

On July 20, 2004, Trustmark Corporation issued a press release announcing its financial results for the period ended June 30, 2004. This press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

The following exhibit is filed as part of this Form 8-K:

            Exhibit No.       Description
            -----------       -----------
            99.1              Press release announcing financial results for the
                              period ended June 30, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUSTMARK CORPORATION


BY:      /s/ Richard G. Hickson                    BY:      /s/ Zach L. Wasson
         ----------------------                             ------------------
         Richard G. Hickson                                 Zach L. Wasson
         Chairman of the Board, President                   Treasurer (Principal
         & Chief Executive Officer                          Financial Officer)

DATE:    July 20, 2004                             DATE:    July 20, 2004

                                  EXHIBIT INDEX


99.1     Press release announcing financial results for the period ended
         June 30, 2004